EXHIBIT 10.1

FIRST AMENDMENT

TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October 28, 2003 is entered into among SALESLINK CORPORATION, a Delaware corporation, INSOLUTIONS INCORPORATED, a Delaware corporation, ON-DEMAND SOLUTIONS, INC., a Massachusetts corporation, PACIFIC DIRECT MARKETING CORP., a California corporation, SALESLINK MEXICO HOLDING CORP., a Delaware corporation, SL SUPPLY CHAIN SERVICES INTERNATIONAL CORP., a Delaware corporation (each herein called a “Borrower” and collectively, the “Borrowers”), the lenders party hereto (herein collectively called the “Lenders” and each individually called a “Lender”) and LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as Agent for the Lenders.

W I T N E S S E T H:

WHEREAS, Borrowers and Lenders are parties to that certain Amended and Restated Loan and Security Agreement, dated July 31, 2003 (the “Existing Loan Agreement” and as the Existing Loan Agreement is amended and modified by this Amendment, the “Amended Loan Agreement”);

WHEREAS, Borrowers have requested that Lenders modify the Existing Loan Agreement in certain respects; and

WHEREAS, the Lenders are willing to modify the Existing Loan Agreement in certain respects subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, it is agreed that:

SECTION 1

DEFINED TERMS

Terms defined in the Existing Loan Agreement and not otherwise defined herein shall have the meaning ascribed to them therein.

SECTION 2

AMENDMENT TO EXISTING LOAN AGREEMENT

Amendment to Eligible Collateral Location. Exhibit G of the Existing Loan Agreement is hereby amended by deleting the exhibit in its entirety and substituting therefor Exhibit A attached hereto.

SECTION 3

REPRESENTATIONS AND WARRANTIES

Each Borrower hereby jointly and severally represents and warrants to Lenders that:

3.1 Due Authorization, etc. The execution and delivery of this Amendment and the performance of such Borrower’s obligations under the Amended Loan Agreement are duly authorized by all necessary corporate action, do not require any filing or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of or constitute any default under any provision of its articles of incorporation or by-laws or that of any of its Subsidiaries or any material agreement or other document binding upon or applicable to it or any of its Subsidiaries (or any of their respective properties) or any material law or governmental regulation or court decree or order applicable to it or any of its Subsidiaries, and will not result in or require the creation or imposition of any Lien in any of its properties or the properties of any of its Subsidiaries pursuant to the provisions of any agreement binding upon or applicable to it or any of its Subsidiaries.

3.2 Validity. This Amendment has been duly executed and delivered by such Borrower and, together with the Amended Loan Agreement, are the legal, valid and binding obligations of such Borrower to the extent such Borrower is a party thereto, enforceable against such Borrower in accordance with their respective terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally.

3.3 Representations and Warranties. The representations and warranties contained in Section 6 of the Existing Loan Agreement are true and correct on the date of this Amendment, except to the extent that such representations and warranties (a) solely relate to an earlier date or (b) have been changed by circumstances permitted by the Amended Loan Agreement.

SECTION 4

CONDITIONS PRECEDENT

The amendment set forth in Section 2 of this Amendment shall become effective upon satisfaction of all of the following conditions precedent:

4.1 Receipt of Documents. Agent shall have received all of the following, each in form and substance satisfactory to Agent:

(a) Amendment. A counterpart original of this Amendment duly executed by Borrowers.

(b) Secretary’s Certificate. A certificate of the secretary or clerk of each Borrower dated the date of the execution of this Amendment or such other date as shall be acceptable to Agent, substantially in the form of Exhibit B to this Amendment.

(c) President’s Certificate. A certificate of the president of each Borrower dated the date of the execution of this Amendment, substantially in the form of Exhibit C to this Amendment.

(d) Other. Such other documents as Agent may reasonably request.

4.2 Other Conditions. No Event of Default or Default shall have occurred and be continuing.

SECTION 5

MISCELLANEOUS

5.1 Warranties and Absence of Defaults. In order to induce Lenders to enter into this Amendment, each Borrower jointly and severally hereby warrants to Lenders, as of the date of the actual execution of this Amendment, (a) no Event of Default or Default has occurred which is continuing as of such date and (b) the representations and warranties in Section 3 of this Amendment are true and correct.

5.2 Documents Remain in Effect. Except as amended and modified by this Amendment, the Existing Loan Agreement and the other documents executed pursuant to the Existing Loan Agreement remain in full force and effect and each Borrower hereby ratifies, adopts and confirms its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Existing Loan Agreement and the other documents executed pursuant to the Existing Loan Agreement.

5.3 Reference to Loan Agreement. On and after the effective date of this Amendment, each reference in the Amended Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the “Loan Agreement” in any Note and in any Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Amended Loan Agreement, shall mean and be a reference to the Amended Loan Agreement.

5.4 Headings. Headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

5.5 Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

5.6 Expenses. Borrowers agree to pay on demand all costs and expenses of Lenders (including reasonable fees, charges and disbursements of Lenders’ attorneys) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Borrowers agree to pay, and save Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment, the borrowings under the Amended Loan Agreement, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 5.6 shall survive any termination of this Amendment or the Amended Loan Agreement.

5.7 Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

5.8 Successors. This Amendment shall be binding upon Borrowers, Lenders and their respective successors and assigns, and shall inure to the benefit of Borrowers, Lenders and the successors and assigns of Lenders.

[signature page attached]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered at Chicago, Illinois as of the date first written above.

BORROWERS:

SALESLINK CORPORATION Delaware corporation		PACIFIC DIRECT MARKETING CORP. a California corporation

By:	/s/ Bryce C. Boothby, Jr.	By:	/s/ Bryce C. Boothby, Jr.

Name:	Bryce C. Boothby, Jr.	Name:	Bryce C. Boothby, Jr.
Title:	President	Title:	President

INSOLUTIONS INCORPORATED a Delaware corporation		SALESLINK MEXICO HOLDING CORP. a Delaware corporation

By:	/s/ Bryce C. Boothby, Jr.	By:	/s/ Bryce C. Boothby, Jr.

Name:	Bryce C. Boothby, Jr.	Name:	Bryce C. Boothby, Jr.
Title:	President	Title:	President

ON-DEMAND SOLUTIONS, INC. a Massachusetts corporation		SL SUPPLY CHAIN SERVICES INTERNATIONAL CORP. a Delaware corporation

By:	/s/ Bryce C. Boothby, Jr.	By:	/s/ Bryce C. Boothby, Jr.

Name:	Bryce C. Boothby, Jr.	Name:	Bryce C. Boothby, Jr.
Title:	President	Title:	President

LENDERS: LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as Agent

By:	/s/ David Bacon

Name:	David Bacon
Title:	Vice President

CITIZEN’S BANK OF MASSACHUSETTS, as a Lender

By:	/s/ David P. O’Connell

Name:	David P. O’Connell
Title:	Banking Officer